                                              Financial Statement 3(a)


                     MASSACHUSETTS ELECTRIC COMPANY
          SOURCES AND APPLICATIONS OF FUNDS AND CAPITALIZATION
                          (Millions of Dollars)
                              Actual              Estimated
                           -----------     ---------------------------------
                           1995  1996  1997  1998  1999 2000  2001
                           ----  ----  ----  ----  ---- ----  ----
Beginning STD/
  (Temporary Investment)          $82          $55        $44        $20       $19       $45       $59

Sources of Funds
----------------

     Internal Funds*               50           85         99         89        69        72        81

     External Funds:

     Long-Term Debt                88           20         50         20        15        30        10
     Common Equity                 14            -          -          -         -         -         -
                                -----        -----      -----      -----     -----     -----     -----
     Total External               102           20         50         20        15        30        10
                                -----        -----      -----      -----     -----     -----     -----
   Total Sources                  152          105        149        109        84       102        91

Application of Funds
--------------------

     Construction                  90           94         95         90        95        95        95
   Retirement of Debt              35            -         30         20        15        21         -
                                -----        -----      -----      -----     -----     -----     -----
     Total Applications           125           94        125        110       110       116        95

Change in S.T. Debt/            -----        -----      -----      -----     -----     -----     -----
   (Temporary Investment)         (27)         (11)       (24)         1        26        14         4

Ending S.T. Debt/
   (Temporary Investment)         $55          $44        $20        $19       $45       $59       $63

Short-Term Debt High Point        $72          $68        $60        $30       $80      $100      $100
Short-Term Debt High Point
   (without financing)              -            -       $110       $100      $165      $215      $225

Capitalization @ 12/31
----------------------

Amount:

Long-Term Debt                   $355         $375       $395       $395      $395      $404      $414
Preferred Stock                    50           50         50         50        50        50        50
Common Equity                     411          427        452        472       472       472       482
                                -----        -----      -----      -----     -----     -----     -----
   Total                         $816         $852       $897       $917      $917      $926      $946

Ratio:

Long-Term Debt                   43.5%        44.0%      44.0%      43.1%     43.1%     43.6%     43.8%
Preferred Stock                   6.1          5.9        5.6        5.5       5.5       5.4       5.3
Common Equity                    50.4         50.1       50.4       51.4      51.4      51.0      50.9
                                -----        -----      -----      -----     -----     -----     -----
                                100.0%       100.0%     100.0%     100.0%    100.0%    100.0%    100.0%


*Net of changes in working capital and other balance sheet items.

                                              Financial Statement 3(b)

                       NANTUCKET ELECTRIC COMPANY
          SOURCES AND APPLICATIONS OF FUNDS AND CAPITALIZATION
                          (Millions of Dollars)
                             Actual               Estimated
                          -------------     ---------------------------------
                          1995   1996  1997  1998  1999  2000  2001
                          ----   ----  ----  ----  ----  ----  ----
Beginning STD/
  (Temporary Investment)        $0.0         $0.0        $1.5        $(.7)         $(2.8)         $(5.0)         $(7.2)

Sources of Funds
----------------

     Internal Funds*               -        (19.0)       16.2         2.1            2.2            2.2            2.2

     External Funds:

     Long-Term Debt                -         28.0           -           -              -              -              -
     Common Equity                 -          3.5         3.5           -              -              -              -
                               -----        -----       -----       -----          -----          -----          -----
     Total External                -         31.5         3.5           -              -              -              -
                               -----        -----       -----       -----          -----          -----          -----
   Total Sources                   -         12.5        19.7         2.1            2.2            2.2            2.2

Application of Funds
--------------------

     Construction                  -         14.0        17.5           -              -              -              -
   Retirement of Debt              -            -           -           -              -              -              -
                               -----        -----       -----       -----          -----          -----          -----
     Total Applications            -         14.0        17.5           -              -              -              -

Change in S.T. Debt/           -----        -----       -----       -----          -----          -----          -----
   (Temporary Investment)          -          1.5        (2.2)       (2.1)          (2.2)          (2.2)          (2.2)

Ending S.T. Debt/
   (Temporary Investment)       $  -         $1.5        $(.7)      $(2.8)         $(5.0)         $(7.2)         $(9.4)

Short-Term Debt High Point      $  -         $2.0        $2.5        $3.0           $3.0           $2.0           $1.0
Short-Term Debt High Point
   (without financing)          $  -         $  -        $4.0        $3.0           $3.0           $2.0           $1.0

Capitalization @ 12/31
----------------------

Amount:

Long-Term Debt                  $ 70        $98.0       $98.0       $98.0          $98.0          $98.0          $98.0
Common Equity                     46         49.5        53.5        53.9           54.4           54.9           55.4
                               -----       ------      ------      ------         ------         ------         ------
   Total                        $116       $147.5      $151.5      $151.9         $152.4         $152.9         $153.4

Ratio:

Long-Term Debt                  60.3%        66.4%       64.7%       64.5%          64.3%          64.1%          63.9%
Common Equity                   39.7         33.6        35.3        35.5           35.7           35.9           36.1
                               -----        -----       -----       -----          -----          -----          -----
                               100.0%       100.0%      100.0%      100.0%         100.0%         100.0%         100.0%


*Net of changes in working capital and other balance sheet items.

                                              Financial Statement 3(c)

                      NARRAGANSETT ELECTRIC COMPANY
          SOURCES AND APPLICATIONS OF FUNDS AND CAPITALIZATION
                          (Millions of Dollars)
                             Actual               Estimated
                          -------------     ---------------------------------
                          1995   1996  1997  1998  1999  2000  2001
                          ----   ----  ----  ----  ----  ----  ----
Beginning STD/
  (Temporary Investment)         $30          $23         $19         $51       $23       $25       $32

Sources of Funds
----------------

     Internal Funds*              38           57          36          73        31        33        33

     External Funds:

     Long-Term Debt               38            2          10           -        15        15        15
     Common Equity                20            -           -           -         -         -         -
                               -----        -----       -----       -----     -----     -----     -----
     Total External               58            2          10           -        15        15        15
                               -----        -----       -----       -----     -----     -----     -----
   Total Sources                  96           59          46          73        46        48        48

Application of Funds
--------------------

     Construction                 73           53          45          40        40        40        40
   Retirement of Debt             16            2          33           5         8        15         -
                               -----        -----       -----       -----     -----     -----     -----
     Total Applications           89           55          78          45        48        55        40

Change in S.T. Debt/           -----        -----       -----       -----     -----     -----     -----
   (Temporary Investment)         (7)          (4)         32         (28)        2         7        (8)

Ending S.T. Debt/
   (Temporary Investment)        $23          $19         $51         $23       $25       $32       $24

Short-Term Debt High Point       $35          $25         $75         $30       $40       $45       $30
Short-Term Debt High Point
   (without financing)           $ -          $ -         $85         $40       $65       $85       $85

Capitalization @ 12/31
----------------------

Amount:

Long-Term Debt                  $212         $212        $189        $184      $191      $191      $206
Preferred Stock                   37           37          37          37        37        37        37
Common Equity                    245          257         257         257       257       257       257
                               -----       ------      ------      ------    ------    ------    ------
   Total                        $494         $506        $483        $478      $485      $485      $500

Ratio:

Long-Term Debt                  42.9%        41.9%       39.1%       38.5%     39.4%     39.4%     41.2%
Preferred Stock                  7.5          7.3         7.7         7.7       7.6       7.6       7.4
Common Equity                   49.6         50.8        53.2        53.8      53.0      53.0      51.4
                               -----        -----       -----       -----     -----     -----     -----
                               100.0%       100.0%      100.0%      100.0%    100.0%    100.0%    100.0%


*Net of changes in working capital and other balance sheet items.

                                              Financial Statement 3(d)

                        NEW ENGLAND POWER COMPANY
          SOURCES AND APPLICATIONS OF FUNDS AND CAPITALIZATION
                          (Millions of Dollars)
                             Actual               Estimated
                          -------------     ---------------------------------
                          1995   1996  1997  1998  1999  2000  2001
                          ----   ----  ----  ----  ----  ----  ----
Beginning STD/
  (Temporary Investment)        $146         $125         $93         $85       $22       $20       $18

Sources of Funds
----------------

     Internal Funds*             134          133          81         313       150       165       109

     External Funds:

     Long-Term Debt               60           48           -           -         -         -         -
                               -----        -----       -----       -----     -----     -----     -----
     Total External               60           48           -           -         -         -         -
                               -----        -----       -----       -----     -----     -----     -----
   Total Sources                 194          181          81         313       150       165       109

Application of Funds
--------------------

     Construction                163           70          70          50        50        40        40
   Retirement of Debt             10           58           3          87        43        54        30
     Redemption of Preferred
       Stock                       -           21           -           5         2         3         2
     Return of Capital             -            -           -         108        53        66        37
                               -----        -----       -----       -----     -----     -----     -----
     Total Applications          173          149          73         250       148       163       109

Change in S.T. Debt/           -----        -----       -----       -----     -----     -----     -----
   (Temporary Investment)        (21)         (32)         (8)        (63)       (2)       (2)        -

Ending S.T. Debt/
   (Temporary Investment)       $125          $93         $85         $22       $20       $18       $18

Short-Term Debt High Point      $185         $149        $300        $300       $50       $50       $50
Short-Term Debt High Point
   (without financing)          $  -         $  -        $300        $300       $50       $50       $50

Capitalization @ 12/31
----------------------

Amount:

Long-Term Debt                  $748         $738        $735        $648      $605      $551      $521
Preferred Stock                   61           40          40          35        33        30        28
Common Equity                    890          905         905         798       745       678       641
                               -----       ------      ------      ------    ------    ------    ------
   Total                      $1,699       $1,683      $1,680      $1,481    $1,383    $1,259    $1,190

Ratio:

Long-Term Debt                  44.0%        43.8%       43.7%       43.7%     43.7%     43.7%     43.8%
Preferred Stock                  3.6          2.4         2.4         2.4       2.4       2.4       2.4
Common Equity                   52.4         53.8        53.9        53.9      53.9      53.9      53.8
                               -----        -----       -----       -----     -----     -----     -----
                               100.0%       100.0%      100.0%      100.0%    100.0%    100.0%    100.0%


*Net of changes in working capital and other balance sheet items.


                                              Financial Statement 3(e)

             NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY
          SOURCES AND APPLICATIONS OF FUNDS AND CAPITALIZATION
                          (Millions of Dollars)
                             Actual               Estimated
                          -------------     ---------------------------------
                          1995   1996  1997  1998  1999  2000  2001
                          ----   ----  ----  ----  ----  ----  ----
Beginning STD/
  (Temporary Investment)         $(4)          $1         $(5)        $(2)           $(2)           $(2)           $(2)

Sources of Funds
----------------

     Internal Funds*               2           13           8          11             11             11             11
                               -----        -----       -----       -----          -----          -----          -----
   Total Sources                   2           13           8          11             11             11             11

Application of Funds
--------------------

     Construction                  -            -           -           -              -              -              -
   Retirement of Debt              4            4           7           7              7              7              7
     Return of Capital             3            3           4           4              4              4              4
                               -----        -----       -----       -----          -----          -----          -----
     Total Applications            7            7          11          11             11             11             11

Change in S.T. Debt/           -----        -----       -----       -----          -----          -----          -----
   (Temporary Investment)          5           (6)          3           0              0              0              0

Ending S.T. Debt/
   (Temporary Investment)         $1          $(5)        $(2)        $(2)           $(2)           $(2)           $(2)

Short-Term Debt High Point        $1           $3          $2          $2             $2             $2             $2

Capitalization @ 12/31
----------------------

Amount:

Long-Term Debt                   $98          $91         $84         $77            $70            $63            $56
Common Equity                     59           56          49          45             41             37             33
                               -----       ------      ------      ------         ------         ------         ------
   Total                        $157         $147        $133        $122           $111           $100            $89

Ratio:

Long-Term Debt                  62.4%        61.9%       63.2%       63.1%          63.1%          63.0%          62.9%
Common Equity                   37.6         38.1        36.8        36.9           36.9           37.0           37.1
                               -----        -----       -----       -----          -----          -----          -----
                               100.0%       100.0%      100.0%      100.0%         100.0%         100.0%         100.0%


*Net of changes in working capital and other balance sheet items.

                                              Financial Statement 3(f)

                    NEW ENGLAND POWER SERVICE COMPANY
          SOURCES AND APPLICATIONS OF FUNDS AND CAPITALIZATION
                          (Millions of Dollars)
                             Actual               Estimated
                          -------------     ---------------------------------
                          1995   1996  1997  1998  1999  2000  2001
                          ----   ----  ----  ----  ----  ----  ----
Beginning STD/
  (Temporary Investment)      $(12.5)       $(1.1)      $(9.2)         $-        $-        $-        $-

Sources of Funds
----------------

     Cash from Billings        219.3        198.9       200.0       175.0     150.0     150.0     150.0
     Common Equity              15.0            -           -           -         -         -         -
                               -----        -----       -----       -----     -----     -----     -----
   Total Sources               234.3        198.9       200.0       175.0     150.0     150.0     150.0

Application of Funds
--------------------

     Payment of Expenses
     and Salaries              245.7        190.8       209.2       175.0     150.0     150.0     150.0

Change in S.T. Debt/           -----        -----       -----       -----     -----     -----     -----
   (Temporary Investment)       11.4         (8.1)        9.2           -         -         -         -

Ending S.T. Debt/
   (Temporary Investment)      $(1.1)       $(9.2)         $-          $-        $-        $-        $-

Short-Term Debt High Point       $.2         $1.7          $7         $10       $10       $10       $10

Capitalization @ 12/31
----------------------

Common Equity                   16.3         16.3        16.3        16.3      16.3      16.3      16.3

